May 28, 1998


A&M Investment Associates #8, LLC
Alvarez & Marsal, Inc.
885 Third Avenue, Suite 1700
New York, New York 10022-4802

         Re:      Term Loan Agreement

Gentlemen:

     This letter agreement (this "Agreement") shall constitute the agreement of Madeleine, LLC ("Madeleine") to make a term loan to A&M Investment Associates #8, LLC, a Delaware limited liability company ("A&M"), for the purpose of financing the purchase by A&M of 16,000 shares of common stock of Wherehouse Entertainment, Inc. (the "Stock") at the price of Fourteen Dollars and Seven Eighths of One Dollar per share ($14 7/8).

     1. Definitions. The following terms used in this Agreement shall have the following meanings:

     "Affiliate" means, as applied to any person, any other person directly or indirectly controlling, controlled by, or under common control with, that person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that person, whether through the ownership of voting securities or by contract or otherwise.

     "A&M Stock Pledge and Account Agreement" means that certain A&M Stock Pledge and Account Agreement dated as of the date hereof between Madeleine and A&M and in the form of Annex II hereto.

     "Promissory Note" means the Secured Non-Recourse Promissory Note of A&M, dated the date hereof and in the form of Annex I hereto, to evidence the Term Loan made by Madeleine under this Agreement.

     "Obligations" means all obligations of A&M under this Agreement, the Promissory Note, the A&M Stock Pledge and Account Agreement and all matters relating hereto and thereto.

     2. Term Loan.

     (a) Amount; Expiration. Madeleine hereby agrees to provide a term loan in the amount of One Hundred Fifty Four Thousand Seven Hundred United States Dollars ($154,700.00) to A&M (the "Term Loan"). The commitment of Madeleine hereunder to make the Term Loan shall expire immediately and without further action on May 31, 1998 if the Term Loan is not made on or before that date.

     (b) Borrowing Mechanics. A&M may request the Term Loan by delivering to Madeleine, not later than 12:00 noon (New York time) on the proposed funding date for the Term Loan, a notice of borrowing which shall be in the amount of $154,700.00 and shall specify the proposed funding date for the Term Loan the proceeds of which shall be transmitted by wire on such proposed funding date to:


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



                  Citibank
                  ABA #021000089
                  for account of Bear Stearns Securities Corp.
                  Account #
                  for sub-account of Madeleine, LLC
                  Sub-account #

Such notice shall be executed by the person acting as an authorized representative of A&M, who shall, until A&M advises Madeleine to the contrary, be Antonio C. Alvarez II or Bryan Marsal. A&M may make only one borrowing under the Term Loan, and amounts borrowed under the Term Loan and subsequently repaid or prepaid may not be reborrowed. Except as otherwise provided in this Agreement, the Promissory Note and the A&M Stock Pledge and Account Agreement, A&M hereby agrees that amounts borrowed under this subsection 2(b) shall be applied only toward the purchase by A&M of the Stock.

     (c) Repayments, Prepayments; Promissory Note. The principal of the Term Loan shall be repaid in full on January 31, 2004 and shall be evidenced by the Promissory Note; provided, however that A&M may, upon written notice to Madeleine on or prior to 12:00 Noon (New York City time) on the date of prepayment, prepay all or any portion of the principal of the Term Loan. In the event that all amounts due and owing under this Agreement are not paid immediately upon January 31, 2004, Madeleine may, subject to subsection 5.10 of this Agreement, exercise any other remedy available to it at law, in equity or otherwise.

     (d) Interest. Interest shall be payable on the Term Loan at the rate and at the times set forth in the Promissory Note.

     (e) Use of Proceeds. The proceeds of the Term Loan shall be used by A&M solely for the purchase of the Stock, and A&M shall purchase the Stock on the same date that A&M receives the proceeds of the Term Loan from Madeleine.

     (f) Assignments and Participations. Madeleine shall have the right at any time to sell, assign, transfer, negotiate or grant participations in all or any part of the Promissory Note and the Term Loan. A&M hereby acknowledges and agrees that any such disposition will give rise to a direct obligation of A&M to the participant and the participant shall for all purposes relevant thereto be considered to be treated as though it were "Madeleine" under the Promissory Note and hereunder.

     3. Representations and Warranties. A&M represents and warrants as follows:

     3.1 Valid Existence, etc. A&M is a limited liability company duly organized and validly existing under the laws of the State of Delaware; A&M has the power and adequate authority, rights and franchises to own its properties and to carry on its business as now conducted; A&M has the power and adequate authority to make and carry out this Agreement, the Promissory Note and the A&M Stock Pledge and Account Agreement; and A&M is in good standing wherever necessary to carry on its present business and operations.

     3.2 Due Authorization. Antonio C. Alvarez II and Bryan Marsal are the sole co-managers of A&M, and either Antonio C. Alvarez II or Bryan Marsal are duly authorized to execute and deliver this Agreement and the A&M Stock Pledge and Account Agreement on behalf of A&M. A&M has duly authorized the execution and delivery of this Agreement, the Promissory Note and the A&M Stock Pledge and Account Agreement.

     3.3 Binding Obligation. This Agreement, the Promissory Note and the A&M Stock Pledge and Account Agreement are the legal, valid and binding obligations of A&M, enforceable against A&M in accordance with their respective

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



terms, subject, however, to the application by a court of general principles of equity and to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally.

     3.4 No Conflict. The execution and delivery of this Agreement, the Promissory Note and the A&M Stock Pledge and Account Agreement, the consummation of the transactions herein and therein contemplated and the fulfillment of or compliance with the terms and conditions hereof and thereof will not in any material respect conflict with or constitute a violation or breach of or default (with due notice or the passage of time or both) under the operating agreement of A&M or any applicable law or administrative rule or regulation, or any applicable court or administrative decree or order, or any note, trust agreement, mortgage, deed of trust, loan agreement, lease, contract or other agreement or instrument to which A&M is a party or by which it or its properties are otherwise subject or bound, or result in the creation or imposition of any lien of any nature whatsoever, upon any of the property or assets of A&M except for the A&M Stock Pledge and Account Agreement.

     4. Covenants.

     4.1 Affirmative Covenants. In consideration of Madeleine entering into this Agreement, A&M agrees that it will, unless Madeleine shall otherwise consent in writing:

     (a) Maintenance of Existence. Maintain and preserve its existence and all rights, privileges, licenses, franchises and other authority adequate for the conduct of its business in an orderly manner without voluntary interruption.

     (b)  Compliance  with  Laws.   Comply  with  all  applicable  laws,  rules,
regulations and orders of any governmental authority, the non-compliance with which would materially and adversely affect the business or condition of A&M.

     (c) Payment of Taxes. Promptly pay all lawful taxes, governmental charges and assessments at any time levied or assessed upon or against it or its properties; provided, however, that it shall have the right to contest in good faith and by appropriate proceedings diligently pursue any such sums and pending such contest may delay or defer payment thereof.

     (d) Notice of Adverse Events. Deliver written notice promptly upon (and, in any event, within one business day of) (i) the occurrence of any default in the payment when due of any indebtedness of A&M or of any condition or event that would permit the holders of any outstanding indebtedness of A&M to declare such indebtedness to be due and payable prior to its scheduled maturity or (ii) any material adverse change in the business, condition (financial or otherwise), operations, properties or prospects of A&M.

     4.2 Negative Covenant. In consideration of Madeleine entering into this Agreement, A&M agrees that it will not, without the prior written consent of Madeleine, sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Stock; or, except for the security interest created by the A&M Stock Pledge and Account Agreement, create or suffer to exist any lien upon or with respect to any of the Stock to secure the indebtedness or other obligations of any person or entity; or (iii) do, or permit or suffer to be done, anything that may impair the value of the Stock or the security intended to be effected under this Agreement, the Promissory Note and the A&M Stock Pledge and Account Agreement, and shall use its best efforts to preserve, protect and enhance the value of the Stock.

     5. Miscellaneous.

     5.1 Taxes. All sums payable by A&M under this Agreement shall be paid (i) free of any restriction or condition, (ii) free and clear of and (except

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



to the extent required by law) without any deduction or withholding on account of any tax imposed, levied, collected, withheld or assessed by or within the United States of America or any political subdivision in or of the United States of America and (iii) without deduction or withholding (except to the extent required by law) on account of any other amount, whether by way of set-off or otherwise.

     5.2 Amendments, Etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by A&M therefrom, shall in any event be effective unless the same shall be in writing and signed by Madeleine and A&M and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     5.3 Notice, Etc. All notices, demands and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile notice with telephonic confirmation) and mailed, sent or delivered, if to A&M:

                           A&M Investment Associates #8, LLC
                           c/o Alvarez & Marsal, Inc.
                           885 Third Avenue, Suite 1700
                           New York, New York 10022-4802
                           Attention:  Mr. Antonio C. Alvarez II
                           Telecopy no.: (212) 230-3307

and if to Madeleine, in the case of deliveries or mailings, at its address at 450 Park Avenue, 28th Floor, New York, New York 10022, and in the case of telecopy, to telecopy no.: (212) 421-2947, in each case Attention: Mr. Robert C. Davenport.

     5.4 No Waiver; Remedies. No failure on the part of Madeleine to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     5.5 Costs, Expenses and Taxes. A&M hereby agrees to pay on demand all reasonable costs and expenses incurred in connection with the preparation, execution, delivery, filing, recording and administration of this Agreement including, without limitation, the reasonable fees and expenses of counsel for Madeleine with respect to the preparation and administration of this Agreement and the Promissory Note and advising Madeleine as to its rights and responsibilities under this Agreement and the Promissory Note. A&M also agrees to pay all reasonable costs and expenses (including reasonable counsel fees and expenses) incurred in connection with the enforcement or amendment of this Agreement or the Promissory Note or any insolvency or bankruptcy proceeding. In addition, A&M shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement, the Promissory Note and the A&M Stock Pledge and Account Agreement, and agrees to save Madeleine harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omitting to pay such taxes and fees, except to the extent that such liability results from the gross negligence or willful misconduct of Madeleine.

     5.6 Binding Effect. This Agreement shall become effective when it shall have been executed by A&M and Madeleine and thereafter shall be binding upon and inure to the benefit of A&M and Madeleine and their respective successors and assigns, except that A&M shall not have the right to assign its rights hereunder or any interest herein to any person without the prior written consent of Madeleine.

     5.7 Severability. Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating or affecting the remaining provisions hereof, or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

     5.8 Governing Law and Jurisdiction. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of New York without regard to conflicts of laws principles. Any action or proceeding arising out of or relating to this Agreement, the Promissory Note or the A&M Stock Pledge and Account Agreement shall be heard and determined in an appropriate state or federal court in the State of New York.

     5.9 Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE PROMISSORY NOTE OR THE A&M STOCK PLEDGE AND ACCOUNT AGREEMENT, OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THE PROMISSORY NOTE AND THIS AGREEMENT AND THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on the waiver in entering into this Agreement, and that each will continue to rely on the waiver in their related future dealings. Each party hereto further warrants and represents that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE PROMISSORY NOTE, THE A&M STOCK PLEDGE AND ACCOUNT AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE PROMISSORY NOTE. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

     5.10 Recourse  Limited.  Notwithstanding  any provision of this  Agreement,
Madeleine's sole remedy in respect of the Obligations arising under this Agreement, the Promissory Note and the A&M Stock Pledge and Account Agreement shall be to sell, mortgage, foreclose upon or otherwise dispose of the Stock.

     5.11 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterpart, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same agreement.

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                                        5

     Kindly indicate your acceptance of this Agreement by executing and delivering a counterpart of this Agreement on or before May 28, 1998.

                                                  MADELEINE, LLC


                                                  By: ______________________


THE FOREGOING AGREEMENT IS
ACCEPTED:

A&M INVESTMENT ASSOCIATES #8, LLC


By:______________________________________
   Antonio C. Alvarez II, Co-manager

                                     ANNEX I
                                     FORM OF
                        A&M INVESTMENT ASSOCIATES #8, LLC
            SECURED NON-RECOURSE PROMISSORY NOTE DUE JANUARY 31, 2004



$154,700.00                                                        May 28, 1998
                                                             New York, New York


     A&M INVESTMENT ASSOCIATES #8, LLC ("Payor"), for value received, hereby promises to pay to MADELEINE, LLC., a New York limited liability company ("Payee"), the principal sum of $154,700.00 on January 31, 2004, with periodic interest payments as herein provided and without mandatory interim principal payments.

     Interest on the unpaid principal amount hereof will accrue from the date hereof through maturity, at the rate of eleven percent (11%) per annum; provided that in no event will the amount of interest due under this Note exceed the maximum amount permitted by law. Interest due under this Note shall be computed on the basis of a 360-day year, based on the actual number of days elapsed. Interest due under this Note shall compound annually and shall be due and payable at the principal office of Payee on the last day of each calendar quarter.

     Payor shall have the right at any time or from time to time to prepay any of the principal amount and/or interest due hereunder without penalty or premium.

     This Note is the "Promissory Note" referred to in that certain Term Loan Agreement, dated as of May 28, 1998, between Payor and Payee (the "Term Loan Agreement"). This Note shall be repaid in the manner set forth in Section 2(c) of the Term Loan Agreement.

     This Note is the "Promissory Note" referred to in that certain A&M Stock Pledge and Account Agreement, dated as of the date hereof, between Payor and Payee (the "A&M Stock Pledge and Account Agreement"). This Note is a non-recourse note secured by, and is entitled to the benefit of, the A&M Stock Pledge and Account Agreement, the terms and provisions of which are hereby incorporated herein as if set forth herein in full. This Note shall become immediately due and payable in its entirety, including all accrued interest, upon the occurrence of an Event of Default under the A&M Stock Pledge and Account Agreement, but Payee's sole remedy shall be to sell, mortgage, foreclose upon or otherwise dispose of the Stock pledged to Payee under the A&M Stock Pledge and Account Agreement.

     Payor hereby waives presentment, demand, protest, notice of protest and notice of dishonor.

     To the full extent permitted by law, the obligations of Payor under this Note shall not be subject to any counterclaim, set-off, deduction, diminution, abatement, recoupment, suspension, deferment, reduction or defense (other than the full and strict compliance by Payor with those obligations) based on any claim that Payor may have against Payee or any other person.

     No provision of this Note may be waived, modified or discharged orally, but only by an agreement in writing signed by the party against whom enforcement is sought.

     This Note shall be governed by and construed in accordance with the internal laws of the State of New York without regard to conflict of law principles.

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                                       I-2

     IN WITNESS WHEREOF, Payor has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                                        A&M INVESTMENT ASSOCIATES #8, LLC


                                         By:________________________________
                                             Name: Antonio C. Alvarez II
                                             Title: Co-manager

                                    ANNEX II
                                     FORM OF
                     A&M STOCK PLEDGE AND ACCOUNT AGREEMENT


     In order to induce MADELEINE, LLC (Secured Party") to accept from A&M INVESTMENT ASSOCIATES #8, LLC ("Debtor") its Secured Non-Recourse Promissory Note, dated May 28, 1998 in the original principal amount of $154,700.00 (the "Non-Recourse Promissory Note") in connection with the purchase by Debtor of 16,000 shares of common stock of Wherehouse Entertainment, Inc. (the "Stock"), the parties hereto agree as follows:

     1. Pledge; Grant of Security. Debtor hereby pledges, hypothecates, assigns, grants, transfers, sets over and delivers to Secured Party and hereby grants and assigns to Secured Party with power of sale, a continuing security interest in all of Debtor's right, title and interest in and to the Stock, together with the certificates representing the Stock, all securities hereafter delivered to Debtor in substitution for or in addition to the Stock, all certificates and instruments representing or evidencing such securities, all securities or other non-cash property at any time and from time to time received, receivable, or otherwise distributed in respect of any or all of the foregoing, and all securities, cash or other property at any time and from time to time received, receivable, or otherwise distributed in exchange for, or in respect of, any or all of the foregoing, all of which (to the extent received by Debtor) Debtor shall deliver to Secured Party promptly upon receipt for retention by Secured Party hereunder. The Stock, certificates, instruments, securities, cash and other property which are subject to the pledge and security interest created hereby, are herein collectively referred to as the "Collateral."

     2. Securities Account; Securities Intermediary.

     (a) Credit of the Collateral to Securities Account. Immediately following the Debtor's purchase of the Stock, Debtor shall cause the Collateral to be credited to a securities account held in the name of Secured Party (the
"Securities Account" which term shall include any Securities Account that Secured Party from time to time elects to replace the then-existing Securities Account), and having account number 1020675227 at the office of Bear Stearns Securities Corp. (in such capacity "Securities Intermediary," which term shall include any successor Securities Intermediary appointed from time to time by Secured Party), located at One Metrotech Center North, Brooklyn, New York 11201-3859.

     (b) Disposition of the Collateral in Securities Account. Debtor agrees that Secured Party may, as provided in Section 10 of this Agreement, sell or cause the sale of the Collateral and instruct the Securities Intermediary to transfer proceeds of such sale.

     3. Security for Obligations. This Agreement secures, and the Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)), of all obligations and liabilities of every nature of Debtor now or hereafter existing under or arising out of the Term Loan Agreement dated as of the date hereof, between the Debtor and Secured Party (the "Term Loan Agreement"), and the Non-Recourse Promissory Note and all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Debtor, would accrue on such obligations), fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party as a preference, fraudulent transfer or otherwise (all such obligations and liabilities being the "Underlying Debt"), and all obligations of every nature of Debtor now or hereafter existing under this Agreement (all such obligations of Debtor, together with the Underlying Debt, being the "Secured Obligations").

     4. Representations and Warranties. Debtor represents and warrants as follows:

     (a) Authorization. Debtor has full power and authority to grant security interests in the Collateral, and to execute, deliver, and perform this Agreement, without the consent or approval of any other person.

     (b) Binding Obligation. This Agreement constitutes the legally valid and binding obligation of Debtor, enforceable against Debtor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally.

     (c) Ownership of Collateral. Except for the security interest created by this Agreement, Debtor owns, or at the time the Collateral comes into existence will own, the Collateral free and clear of any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing (any of the foregoing, a "Lien"). Except as may have been filed in favor of Secured Party relating to this Agreement, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office, and the pledge and assignment of the Collateral pursuant to this Agreement creates a valid, perfected and first priority security interest in the Collateral securing payment of the Secured Obligations.

     (d) No Conflict. The execution, delivery and performance by Debtor of this Agreement will not (i) violate any provision of law applicable to Debtor, or any order, judgment or decree of any court or other agency of government binding on Debtor, (ii) be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any contractual obligation of Debtor or (iii) result in or require the creation or imposition of any Lien upon any of Debtor's properties or assets.

     (e) Other Information. All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Debtor with respect to the Collateral is accurate and complete in all respects.

     5. Voting Powers. At any time during which an Event of Default shall not have occurred and be continuing, Debtor shall retain and be entitled to exercise all voting powers pertaining to the Stock or any part thereof.

     6. Further Assurances. Debtor agrees that from time to time, at the expense of Debtor, Debtor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Debtor will (i) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby and (ii) at Secured Party's request, appear in and defend any action or proceeding that may affect Debtor's title to or Secured Party's security interest in all or any part of the Collateral.

     7. Transfers and Other Liens. Prior to the payment and performance in full of the Secured Obligations, Debtor shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral; or (ii) except for the security interest created by this Agreement, create or suffer to exist any lien upon or with respect to any of the Collateral to secure the indebtedness or other obligations of any person or entity; or (iii) do, or permit or suffer to be done, anything that may impair the value of the Collateral or the security intended to be effected hereby and shall use its best efforts to preserve, protect and enhance the value of the Collateral.

     8. Secured Party Appointed Attorney-in-Fact; Secured Party Performance.

     (a) Secured Party Appointed Attorney-in-Fact. Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact, with full authority in the place and stead of Debtor and in the name of Debtor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement or the Third-Party Account Agreement, including (a) to file one or more financing or continuation statements, or amendments thereto, relative to all or any part of the Collateral without the signature of Debtor and (b) to receive, endorse and collect any instruments made payable to Debtor representing any dividend, principal or interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

     (b) Performance by Secured Party. If Debtor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Debtor under Section 15.

     9. Events of Default. The occurrence of any of the following events shall constitute an "Event of Default":

     (a) Failure to Make Payments When Due. Failure of Debtor to pay any principal, interest or other amount due under the Non-Recourse Promissory Note when due, whether by required prepayment, declaration, acceleration, demand or otherwise, including the failure to repay the Non-Recourse Promissory Note to the extent required under Sections 2(c) and 2(d) of the Term Loan Agreement; or

     (b) Breach of Covenants. Failure of Debtor to perform or observe any other term, covenant or agreement on Debtor's part to be performed or observed pursuant to this Agreement, the Term Loan Agreement or the Non-Recourse Promissory Note within five (5) days after written notice of such failure is given to Debtor by Secured Party; or

     (c) Breach of Representation or Warranty. Any representation or warranty made by Debtor to Secured Party in connection with this Agreement, the Term Loan Agreement or the Non-Recourse Promissory Note shall prove to have been false in any material respect when made; or

     (d) Resignation or Termination of Service of Antonio C. Alvarez II to Wherehouse Entertainment, Inc. In the event Antonio C. Alvarez II ("Alvarez"), co-manager of A&M (i) resigns from either or both of his positions as Chief Executive Officer and Chairman of the Board of Wherehouse Entertainment, Inc. prior to the termination of that certain Management Services Agreement, dated January 31, 1997 (the "Management Services Agreement"), by and among WEI
Acquisition Co. (presently named Wherehouse Entertainment, Inc.), Alvarez & Marsal, Inc., A&M Investment Associates #3, LLC, Cerberus Partners, L.P. and

Alvarez, as extended or amended from time to time or (ii) is terminated from either or both such positions for cause, as provided in the Management Services Agreement; or

     (e) Breach of Management Services Agreement. Failure of Alvarez to perform or observe any material term, covenant or agreement on Alvarez's part to be performed or observed pursuant to the Management Services Agreement, which failure has not been remedied 30 days after written notice of such failure is given to Debtor by Secured Party; or

     (f) Involuntary Bankruptcy, etc. (i) A court having jurisdiction in the premises shall enter a decree or order for relief in respect of Debtor in an involuntary case under Title 11 of the United States Code entitled "Bankruptcy" (as now and hereinafter in effect, or any successor thereto, the "Bankruptcy Code") or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law or (ii) an involuntary case shall be commenced against Debtor under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Debtor or over all or a substantial part of Debtor's property shall have been entered; or the involuntary appointment of an interim receiver, trustee or other custodian of Debtor for all or a substantial part of Debtor's property shall have occurred; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of Debtor, and, in the case of any event described in this clause (ii), such event shall have continued for 60 days unless dismissed, bonded or discharged; or

     (g) Voluntary Bankruptcy, etc. An order for relief shall be entered with respect to Debtor, or Debtor shall commence a voluntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of Debtor's property.

     10. Rights and Remedies. (a) If any Event of Default shall have occurred, all of the Secured Obligations shall immediately become due and payable and Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (whether or not the Code applies to the affected Collateral). Secured Party's sole remedy in respect of the Secured Obligations arising under the Non-Recourse Promissory Note shall be against the Collateral. In exercising its remedies against the Collateral, Secured Party may, upon ten (10) days' written notice to Debtor, but without any other demand or notice whatsoever, transfer ownership of the Stock to Secured Party in discharge of the Secured Obligations to the extent of the Fair Market Value, as defined in Section 10(c) of this Agreement, of the shares of the Stock so transferred, to the extent required to pay all of the Secured Obligations, such transfer to be free and clear of any right or equity of redemption, which right or equity is hereby expressly waived and released.

     (b) In the event shares of the Stock are so transferred in discharge of any or all of the Secured Obligations, such transfer shall be applied first to the amounts payable as set forth in Section 15 and second to the Obligations arising in respect of the Non-Recourse Promissory Note and the Term Loan Agreement, in each case first to liabilities for interest and then to liabilities for principal. All rights and remedies hereunder are in addition to whatever other rights the parties hereto may otherwise have against one another, and no exercise of any such rights or remedies shall be deemed to preclude the exercise of any other rights or remedies.

     (c) For purposes of this Agreement, the "Fair Market Value" of any shares of the Stock shall mean an amount agreed to by Debtor and Secured Party as being the fair market value of such shares of the Stock. If Debtor and Secured Party are unable to agree upon the Fair Market Value of the shares of the Stock, the "Fair Market Value" of the Stock shall equal an amount therefor determined by a majority vote of three independent valuation firms, one each selected by A&M and Secured Party and the third (the "Third Appraiser") selected by the two independent valuation firms selected by A&M and Secured Party. If two of the three appraisers cannot agree on the Fair Market Value, the determination of the Third Appraiser shall control. Each of A&M and Secured Party shall pay the fees and expenses of the appraiser selected by it. The fees and expenses of the Third Appraiser shall be paid (i) solely by the party whose appraiser's determination of the Fair Market Value deviates by more than 10% from that of the Third Appraiser, or (ii) equally by A&M and Secured Party if the determination of both of the appraisers selected by them deviates by more or less than 10% from that of the Third Appraiser.

     (d) In the event the Fair Market Value of the Stock exceeds the aggregate amount of the Secured Obligations, the number of shares of Stock to be transferred to Secured Party pursuant to Section 10(a) shall be determined by multiplying the number of shares of Stock, by a fraction, the numerator of which is the aggregate amount of the Secured Obligations and the denominator of which is the aggregate Fair Market Value of the Stock determined as provided herein, with any fractional interest settled in cash.

     11. Continuing Security Interest; Transfer of the Non-Recourse Promissory Note. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the Secured Obligations, (ii) be binding upon Debtor, its successors and assigns and (iii) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), Secured Party may assign or otherwise transfer the Non-Recourse Promissory Note only to any affiliate of Secured Party, and such affiliate shall thereupon become vested with all the benefits in respect thereof granted to Secured Party herein or otherwise. Upon the payment in full of all Secured Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Debtor. Upon any such termination Secured Party will, at Debtor's expense, execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence such termination.

     12. Amendments; Etc. No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by Debtor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Debtor.

     13. Notices. Any communications between Secured Party and Debtor and any notices or requests provided herein to be given shall be given in accordance with the provisions set forth in the Term Loan Agreement.

     14. Failure or Indulgence Not Waiver. No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege.

     15. Expenses. Debtor will upon demand pay to Secured Party the amount of any and all reasonable expenses, including the reasonable fees and disbursements of counsel and of any experts and agents, which Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise or enforcement of any of its rights hereunder or (iv) the failure by Debtor to perform or observe any of the provisions hereof.

     16. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     17. Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

     18. Governing Law; Terms; Jurisdiction. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of New York without regard to conflicts of laws principles, except to the extent that the Uniform Commercial Code of the applicable jurisdiction provides that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular collateral are governed by the laws of a jurisdiction other than the State of New York. Unless otherwise defined herein or in the Non-Recourse Promissory Note, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined. Any action or proceeding arising out of or relating to this Agreement, the Promissory Note or the Term Loan Agreement shall be heard and determined in an appropriate state or federal court in the State of New York.

     19. Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE PROMISSORY NOTE OR THE TERM LOAN AGREEMENT, OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THE PROMISSORY NOTE AND THIS AGREEMENT AND THE LENDER/BORROWER AND SECURED PARTY/DEBTOR RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on the waiver in entering into this Agreement, and that each will continue to rely on the waiver in their related future dealings. Each party hereto further warrants and represents that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE PROMISSORY NOTE, THE TERM LOAN AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE PROMISSORY NOTE. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

     20. Counterparts. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of May 28, 1998.

                                              A&M INVESTMENT ASSOCIATES #8, LLC


                                              By:______________________________
                                                 Name:
                                                 Title:



                                              MADELEINE, LLC


                                              By:______________________________
                                                 Name:
                                                 Title: